                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  X


Check the Appropriate Box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission only (as permitted by Rule
         14a-6(e)(2)

 X       Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section240.14a-11(c) or Section
         240.14a-12


                        HARLEYSVILLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


                              Bowne of Philadelphia
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

 X       No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        HARLEYSVILLE NATIONAL CORPORATION



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 9, 2002


TO THE SHAREHOLDERS OF HARLEYSVILLE NATIONAL CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Harleysville National Corporation will be held at 9:30 a.m., prevailing time, on Tuesday, April 9, 2002, at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, for the following purposes:

         1. Election of two Class D Directors: Walter E. Daller, Jr. and Thomas S. McCready, each for a term of 4 years;

         2. Proposal to amend Article 5 of the corporation's Articles of Incorporation to increase the number of authorized shares of the corporation's common stock, par value $1.00 per share, from 30,000,000 shares to 75,000,000 shares and to increase the number of authorized shares of series preferred stock, par value $1.00 per share, from 3,000,000 shares to 8,000,000 shares; and

         3. Transaction of any other business properly brought before the Annual Meeting and at any adjournment or postponement of the meeting.

         In accordance with the by-laws of the corporation and action of the Board of Directors, only those shareholders of record at the close of business on February 22, 2002, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         A copy of the corporation's Annual Report for the fiscal year ended December 31, 2001, accompanies this Notice. Copies of the corporation's Annual Report for the 2000 fiscal year may be obtained, at no cost, by contacting the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851.

         Shareholders of record at the close of business on February 22, 2002 are entitled to vote. Your vote is important regardless of the number of shares that you own. Please sign, date and return the enclosed proxy card, or follow the instructions provided for voting via the Internet. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Walter E. Daller, Jr.


                                             Walter E. Daller, Jr.
                                             Chairman, President
                                             and Chief Executive Officer

March 8, 2002
Harleysville, Pennsylvania

                                 PROXY STATEMENT

                      Dated and to be mailed March 8, 2002

                        HARLEYSVILLE NATIONAL CORPORATION
                                 483 MAIN STREET
                      HARLEYSVILLE, PENNSYLVANIA 19438-0195
                                 (215) 256-8851

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 9, 2002


                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS .................................................................................      3

VOTING METHODS ........................................................................................      3

PROPOSAL NO. 1 - Election of Class D Directors ........................................................      5

PROPOSAL NO. 2 - Proposal to amend Article 5 of Articles of Incorporation to increase authorized shares      6

PRINCIPAL OWNERS ......................................................................................      8

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES ..............................................      8

INFORMATION CONCERNING DIRECTORS ......................................................................      9

EETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS ......................................................     10

COMPENSATION OF DIRECTORS .............................................................................     11

EXECUTIVE COMPENSATION ................................................................................     12

REPORT OF THE COMPENSATION COMMITTEE ..................................................................     18

REPORT OF THE AUDIT COMMITTEE .........................................................................     21

SHAREHOLDER RETURN PERFORMANCE GRAPH ..................................................................     22

SECTION 16(a) REPORTING COMPLIANCE ....................................................................     23

INDEPENDENT AUDITORS ..................................................................................     23

ELECTRONIC DISTRIBUTION ...............................................................................     24

HOUSEHOLDING ..........................................................................................     24

ADDITIONAL INFORMATION ................................................................................     25

OTHER MATTERS .........................................................................................     25

EXHIBIT A .............................................................................................     26


QUESTIONS AND ANSWERS

Q:  WHAT AM I VOTING ON?

A:  - Election of 2 Class D Directors:

-        Walter E. Daller, Jr.

-        Thomas S. McCready

    - Proposal to amend Article 5 of the corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 shares to 75,000,000 shares and series preferred stock from 3,000,000 shares to 8,000,000 shares.

Q: WHO IS ENTITLED TO VOTE?

A: Shareholders on the record date, which is the close of business on February 22, 2002.

Q:   HOW MANY VOTES DO I HAVE?

A:   Each share of common stock is entitled to one vote.

Q: HOW DO I VOTE?

A: You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via the Internet, as described below.

YOU HAVE THE RIGHT TO VOTE AND, IF DESIRED, TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING:

        - BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF HARLEYSVILLE NATIONAL CORPORATION AT 483 MAIN STREET, P.O. BOX 195, HARLEYSVILLE, PA 19438-0195;

        - BY EXECUTING A LATER-DATED PROXY AND GIVING WRITTEN NOTICE THEREOF TO THE SECRETARY OF THE CORPORATION; OR

        - BY VOTING IN PERSON AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

SHOULD YOU HAVE ANY QUESTIONS, PLEASE CALL AMERICAN STOCK TRANSFER AND TRUST COMPANY, 800-937-5449.


                                 VOTING METHODS


         VOTING BY PROXY. You may vote by completing and returning the enclosed proxy. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

                  ON YOUR PROXY CARD:

                  - Mark your selections

                  - Date and sign your name exactly as it appears on your card

                  - Mail to American Stock Transfer and Trust Company,
                    Shareholder Services, in the return envelope

         VOTING BY INTERNET. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

         VOTING IN PERSON. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot which will be available at the meeting.

         The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote via the Internet and later decide to attend the annual meeting, you may cancel your previous vote and vote in person at the meeting.

Q: HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy card and do not make any selections, you give authority to Gregg J. Wagner, Executive Vice President, Finance, and Vernon L. Hunsberger, Senior Vice President, to vote on the proposals and any other matters that may arise at the meeting.

Q: IS MY VOTE CONFIDENTIAL?

A: Yes. Only the inspector, American Stock Transfer and Trust
Company/Shareholder Services, and certain employees have access to your card. All comments remain confidential unless you ask that your name be disclosed.

Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. Please have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company/Shareholder Services, 800-937-5449.

Q:  WHAT IS THE TOTAL NUMBER OF HNC SHARES OUTSTANDING?

A: The corporation is currently authorized to issue 30,000,000 shares of common stock, par value $1.00 per share, and 3,000,000 shares of series preferred stock, par value $1.00 per share. As of February 22, 2002, 18,586,503 shares of the corporation's common stock were issued and outstanding. No shares of preferred stock are outstanding.

Q:  WHAT CONSTITUTES A QUORUM?

A: A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against the proposals.

Q:  WHEN ARE THE SHAREHOLDER PROPOSALS DUE FOR THE YEAR 2003 ANNUAL MEETING?

A: Shareholder proposals must be submitted in writing by Friday, November 8, 2002, to the Secretary of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195.

Q: HOW DOES A SHAREHOLDER NOMINATE A DIRECTOR OF HARLEYSVILLE NATIONAL CORPORATION?

A: Submit a written recommendation to the Chairman of the Nominating Committee, c/o Secretary, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, PA 19438-0195. The recommendation must include a notarized statement from the nominee indicating willingness to serve, if elected, and principal occupations or employment over the past five years.

Q:  WHO IS RESPONSIBLE FOR THE SOLICITATION EXPENSES?

A: American Stock Transfer and Trust Company, the corporation's transfer agent and registrar, will assist in the distribution of proxy materials and solicitation of votes according to the terms of the corporation's present contract with the transfer agent.

      The corporation is responsible for expenses related to distribution of proxy materials and solicitation of votes and will reimburse American Stock Transfer and Trust Company, stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of the corporation's common stock.

PROPOSAL NO. 1

                          ELECTION OF CLASS D DIRECTORS

         Nominees for election this year are:

            - Walter E. Daller, Jr. - director since 1977

            - Thomas S. McCready - director since 1996

         Each nominee has consented to serve a 4-year term and until their successors are elected and qualified.

         The by-laws of Harleysville National Corporation provide that the Board of Directors will not have less than 5 members or more than 25 members. The Board of Directors is divided into 4 classes. Each class is elected for a 4-year term. The Board of Directors has authority to fix the number of directors in each class and the authority to change that number at any time. No person may be elected to serve as a director who is not of legal age. No person over 72 may serve as a director. The Board of Directors has fixed the number of Board members at 10 with 2 directors in each of Classes B and C, and 3 directors in each of Classes A and D. Section 11.1 of the by-laws requires that a majority of the remaining members of the Board of Directors select and appoint directors to fill vacancies, even if the number of remaining members is less than a quorum. Each person who is appointed in this manner serves as a director until the expiration of the term of office of the class of directors to which he or she was appointed.

         The Board of Directors recommends a vote FOR the election of these Class D Directors.

Proposal No. 2

         The Articles of Incorporation of the corporation, as amended April 22, 1994, currently authorizes thirty million (30,000,000) shares of common stock, par value $1.00 per share and three million (3,000,000) shares of series preferred stock, par value $1.00 per share. As of February 22, 2002, there were 18,586,503 shares of common stock issued and outstanding and no shares of series preferred stock issued and outstanding. Of the remaining 11,413,497 authorized but unissued shares of common stock, 1,929,993 shares are reserved for issuance upon the exercise of outstanding stock options under the corporation's stock option plans and in connection with the corporation's Dividend Reinvestment and Stock Purchase Plan and the Stock Bonus Plan, as well. On August 10, 2001, the corporation issued and paid a 100% stock dividend, which doubled the number of outstanding shares of common stock and severely limited the number of authorized but unissued shares available for issuance. The corporation, thus, has only a limited number of authorized but unissued shares available for issuance, from time to time, as may be necessary in connection with future financings, investment opportunities, acquisitions of other companies, the declaration of stock dividends, stock splits or other distributions, or for other corporate purposes.

         On February 14, 2002, the Board of Directors approved and adopted resolutions to amend Article 5 of the corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 shares to 75,000,000 shares and to increase the number of authorized shares of series preferred stock from 3,000,000 to 8,000,000 shares. These increases in the number of authorized shares require that shareholders adopt the amendment to the corporation's Articles of Incorporation. A true and correct copy of the proposed amendment and the resolutions approved and adopted by the Board of Directors are set forth in Exhibit "A" to this Proxy Statement, which is incorporated in its entirety into this Proxy Statement.

         Except as described in this Proxy Statement, the corporation has no present plans, undertakings or arrangements for issuing additional shares. The Board of Directors believes that it is advisable to have the ability to authorize additional shares to enable the corporation, as the need may arise, to take prompt advantage of market conditions and favorable opportunities for the acquisition of other companies without the delay and expense of holding a special meeting of shareholders. The future issuance of shares of stock may dilute the present equity ownership position of current holders. The proposed amendment is not intended to have an anti-takeover effect. The issuance, however, of any of the shares may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions, such as certain business combinations or removal of management.

         Unissued shares of common stock and series preferred stock are available for issuance at the discretion of the Board of Directors, from time to time, for any proper corporate purpose, generally without further action of the shareholders, upon the affirmative vote of a majority of the members of the Board of Directors. The Board of Directors has no current plans or intention to issue shares, if the proposed amendment is adopted by the shareholders. However, if the proposed amendment is adopted by the shareholders, the Board of Directors is not likely to solicit shareholder approval to issue the additional authorized shares, except to the extent that approval may be required by law, regulation or any agreement governing the trading of the corporation's stock.

         To provide sufficient shares for the future needs, the Board of Directors believes that it is in the best interest of the corporation for the shareholders to approve and adopt the amendment to Article 5 of the Articles of Incorporation. The Board of Directors believes that the increase in the number of authorized shares is necessary to provide the corporation with as much flexibility as possible to issue additional shares for proper purposes, including financing, acquisitions, stock splits, stock dividends, employee incentive plans, and other similar purposes.

         As a result, the Board of Directors proposes that the corporation's Articles of Incorporation be amended and restated to revise Article 5(a) of the Articles of Incorporation to read as follows:

                  "5.(a) The aggregate number of shares which the corporation shall have authority to issue is seventy-five million (75,000,000) shares of common stock of the par value of one dollar ($1.00) per share, and eight million (8,000,000) shares of series preferred stock of the par value of one dollar ($1.00) per share."

         The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve and adopt this amendment.

         The Board of Directors recommends a vote FOR the proposal to amend the corporation's Articles of Incorporation.

PRINCIPAL OWNERS

         The following table indicates the name and address of each person or business group who owns more than 5% of the corporation's total outstanding shares of common stock as of February 22, 2002. The corporation also lists the number of shares and the percentage of total outstanding shares beneficially owned by each person or business group.

                                                              SHARES            PERCENT OF OUTSTANDING
                                                            BENEFICIALLY             COMMON STOCK
NAME AND ADDRESS                                             OWNED (1)            BENEFICIALLY OWNED
----------------                                             ---------            ------------------

The Harleysville National Bank and Trust Company            1,062,728 (2)               5.33%
    Investment Management and Trust Division
    483 Main Street
    P.O. Box 195
    Harleysville, Pennsylvania 19438-0195


(1) The securities "beneficially owned" by an individual are determined according to the definitions of "beneficial ownership" found in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who resides in the same home, as well as securities that the individual has or shares the right to vote or the authority to make investment decisions or any shares the individual has the right to acquire beneficial ownership of within 60 days after February 22, 2002. Beneficial ownership may be disclaimed under certain circumstances.

(2) Shares held by The Harleysville National Bank and Trust Company's Investment Management and Trust Division are held in its fiduciary capacity. The Harleysville National Bank and Trust Company's Investment Management and Trust Division has sole power to vote or to direct the vote of 1,062,728 shares and sole power to make investment decisions for 1,062,728 shares.


BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES


         The following table indicates the amount and percentage of the corporation's total outstanding shares of common stock beneficially owned by each named officer, director and nominee for director and by all officers of the corporation and its banking subsidiaries as a group, as of February 22, 2002.

                                                                      SHARES                PERCENT OF OUTSTANDING
                                                                   BENEFICIALLY                  COMMON STOCK
NAME AND POSITION                                                      OWNED                  BENEFICIALLY OWNED
-----------------                                                      -----                  ------------------
Walter E. Daller, Jr., Director and Officer (4)                     467,863  (5)                    2.35 %
LeeAnn B. Bergey, Director (2)                                       19,197  (6)                       *
Harold A. Herr, Director (1)                                         43,738  (7)                       *
Thomas S. McCready, Director (4)                                    282,768  (8)                    1.42 %
Henry M. Pollak, Director (1)                                        57,168  (9)                       *
Palmer E. Retzlaff, Director (2)                                     24,036 (10)                       *
James A. Wimmer, Director (3)                                      540,734  (11)                    2.71 %
William M. Yocum, Director (3)                                       90,896 (12)                       *
All Officers and Directors as a Group (27 persons)                1,784,735 (13)                    8.96 % (14)


*Less than one percent (1%) unless otherwise indicated.

(1)      Class A Director whose term expires in 2003.

(2)      Class B Director whose term expires in 2004.

(3)      Class C Director whose term expires in 2005.

(4) Class D Director whose term expires in 2002 and a nominee for Class D Director whose term will expire in 2006.

(5) Includes: 53,146 shares solely owned by W. Daller, Jr.; 266,802 shares owned jointly with spouse; 27,204 shares owned solely by spouse; and 120,711 exercisable stock options.

(6) Includes: 1,050 shares solely owned by L. Bergey; 505 shares owned jointly with spouse; and 17,642 exercisable stock options.

(7) Includes: 26,096 shares solely owned by H. Herr; and 17,642 exercisable stock options.

(8) Includes: 139,432 shares owned as Trustee of T. McCready's personal trust; and 125,694 shares owned by his spouse as Trustee of her personal trust; and 17,642 exercisable stock options.

(9) Includes: 39,526 shares owned jointly by H. Pollak with spouse; and 17,642 exercisable stock options.

(10) Includes: 5,900 shares solely owned by P. Retzlaff; 494 shares owned solely by spouse; and 17,642 exercisable stock options.

(11) Includes: 84,012 shares solely owned by J. Wimmer; 37,300 owned jointly with spouse; 407,862 shares owned solely by spouse; 10,458 shares owned as Co-Trustee of Trust; and 1,102 exercisable stock options.

(12) Includes: 73,254 shares solely owned by W. Yocum; and 17,642 exercisable stock options.

(13) Does not include 1,062,728 shares held by the Investment Management and Trust Division of The Harleysville National Bank and Trust Company in its fiduciary capacity.

(14) The percent of class assumes the exercise of all outstanding options issued to directors, employee directors, and officers and, therefore, on a pro forma basis, 19,922,160 shares of common stock outstanding.


                        INFORMATION CONCERNING DIRECTORS

Former Class A Director, Walter F. Vilsmeier, assumed Director Emeritus status on November 3, 2001. Two Directors will be elected at the Annual Meeting to serve as Class D Directors for a 4-year term expiring in the year 2006.

                                                                     PRINCIPAL OCCUPATION                    DIRECTOR OF
                                                                    FOR PAST FIVE YEARS AND                  CORPORATION
NAME                                            AGE           POSITION HELD WITH THE CORPORATION                SINCE
----                                            ---           ----------------------------------                -----
CLASS A DIRECTORS
TO SERVE UNTIL 2003

     Harold A. Herr                              54    Partner - Albert S. Herr & Sons,                          1987
                                                       Real Estate Development

     Henry M. Pollak                             70    President - American Machine and Tool,                    1996
                                                       manufacturer of pumps; Director of Security
                                                       National Bank


CLASS B DIRECTORS
TO SERVE UNTIL 2004

     Palmer E. Retzlaff                          70    President - Southwest Grain Company, a grain              1996
                                                       import and export business; Director, Teleflex,
                                                       Inc. and Paris Business Corp.

     LeeAnn B. Bergey                            48    President - Bergey's Leasing Associates, a                1999
                                                       full-service truck leasing and rental company


CURRENT CLASS C DIRECTORS
TO SERVE UNTIL 2005

     James A. Wimmer                             61    Attorney-at-Law -  Philip & Wimmer; Director of           2000
                                                       Citizens National Bank

     William M. Yocum                            67    President - W. M. Yocum Machine Company                   1984

                                                                     PRINCIPAL OCCUPATION                    DIRECTOR OF
                                                                    FOR PAST FIVE YEARS AND                  CORPORATION
NAME                                            AGE           POSITION HELD WITH THE CORPORATION                SINCE
----                                            ---           ----------------------------------                -----
CLASS D DIRECTORS
TO SERVE UNTIL 2002
(NOMINEES FOR CLASS D DIRECTOR
TO SERVE UNTIL 2006)

     Walter E. Daller, Jr.                       62    Chairman of the Board, President and Chief                1977
                                                       Executive Officer of the corporation; Chairman
                                                       of Harleysville; Director of Citizens National
                                                       Bank; and Director of Security National Bank

     Thomas S. McCready                          71    Attorney-at-Law; Chairman of the Board and                1996
                                                       Director of Citizens National Bank

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


                                                                   INVESTMENT                PENSION
                  CORPORATE                                        AND FUNDS                 & 401 (K)      RISK
  BOARD MEMBER      BOARD     AUDIT   COMPENSATION   EXECUTIVE     MANAGEMENT   NOMINATING    PLAN       MANAGEMENT   TRUST
  ------------      -----     -----   ------------   ---------     ----------   ----------    ----       ----------   -----
W. E. Daller, Jr.      X                                 X             X            X           X            X          X
L. B. Bergey           X         X                                                  X                        X
H. A. Herr             X                     X           X
T. S. McCready         X                     X                                                  X
H. M. Pollak           X         X                                                                                      X
P. E. Retzlaff         X         X                       X
J. A. Wimmer           X                                               X
W. M. Yocum            X                                 X                          X
 MEETINGS HELD        10         4           6           3             4            1           5            2          4
    IN 2001



-        AUDIT COMMITTEE:
         The Audit Committee, of which Palmer E. Retzlaff,
         LeeAnn B. Bergey and Henry M. Pollak are members, held 4 meetings during fiscal year 2001. The Audit Committee oversees the accounting and tax functions of the corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the corporation's system of internal controls and its accounting and reporting practices. All members are non-employee directors.

-        COMPENSATION COMMITTEE:
         Administers executive compensation programs, policies and practices. Acts in an advisory role on employee compensation. All members are non-employee directors.

-        EXECUTIVE COMMITTEE:
         Acts, with limited powers, on behalf of the Board whenever the Board is not in session.

-        INVESTMENT AND FUNDS MANAGEMENT COMMITTEE:
         Oversees the Investment Policy, reviews liquidity and approves the type and maturity of investments.

-        NOMINATING COMMITTEE:
         Considers and recommends nominees for election as directors and officers. Reviews and evaluates the Board and its members.

-        PENSION & 401(k) PLAN COMMITTEE:
         Ensures the retirement plans are meeting the needs of the employees at a reasonable cost to the corporation. Evaluates the investment performance, recommends plan revisions and reviews the performance of the plan administrators and investment managers.

-        RISK MANAGEMENT COMMITTEE:
         Oversees the corporation's documentation, measurement and monitoring of the major risk components of a banking company.

-        TRUST COMMITTEE:
         Administers policies and procedures for the Investment Management and Trust Division. Reviews all exceptions to Trust accounts. Reviews financial reporting for the division.

         The members of the Board of Directors of the corporation also serve as the members of the Board of Directors of The Harleysville National Bank and Trust Company, with the exception of Messrs. McCready, Pollak and Wimmer. During 2001, the corporation held 10 regular monthly board meetings, the annual meeting and the annual reorganization meeting. All of the directors attended at least 75% of the meetings of the Boards of Directors of the corporation and the bank and of the committees of which they were members.

COMPENSATION OF DIRECTORS

         Directors of the corporation do not receive a fee for meetings attended, with the exception of Messrs. McCready, Pollak and Wimmer, who each receive one-half of the annual retainer fee and one-half of the meeting fee paid to Directors of The Harleysville National Bank and Trust Company for each meeting of the corporation attended. These reduced fees are paid to Messrs. McCready, Pollak and Wimmer in recognition of the time and travel necessary to attend the meetings of the corporation. Historically, the corporation holds fewer meetings than each of its banking subsidiaries. Directors of The Harleysville National Bank and Trust Company received a fee of $495 for each board meeting attended, an annual retainer fee of $8,100, and also received a fee of $365 for each committee meeting attended. Directors were not compensated for committee meetings of less than 15 minutes in duration or for committee meetings held prior to a board meeting. Each Director of The Harleysville National Bank and Trust Company received a bonus of $2,850. In the aggregate, the Board of Directors of Harleysville received $137,113.

         The corporation maintains deferred compensation plans for its directors. In the past, certain directors elected to defer, with interest, all or part of their compensation for future distribution. Under the terms of the plan, benefits can be paid out to the respective directors over a 10-year period. Should the director die before age 70 or before receiving all of the benefits, the remaining benefit would be paid to his or her beneficiary until age 70 or for ten years, whichever is greater. This plan is an unfunded plan, which is subject to substantial risk of forfeiture, and the director is not deemed vested in the plan, according to the terms of the plan.

1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

         The corporation maintains a stock option plan to advance the development, growth and financial condition of the corporation and its subsidiaries; and, to secure, retain and motivate non-employee directors. During 2001, there were 8,816 shares granted under the plan. As of December 31, 2001, a total of 165,970 shares remained available for grant under the plan, reflecting adjustment for a 100% stock dividend paid on August 10, 2001. There were no options exercised under the plan during 2001. On January 2, 2002, each non-employee director was granted 4,000 options; 28,000 were granted, in the aggregate.

EXECUTIVE COMPENSATION

         Information concerning annual and long-term compensation for services in all capacities to the corporation is shown below, for the fiscal years ending December 31, 2001, 2000, and 1999 for those individuals who served as the corporation's Chief Executive Officer, and were executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000, at December 31, 2001.

                           SUMMARY COMPENSATION TABLE


                                                                           Restricted    Options      LTIP          All Other
        Name and Position           Year    Salary      Bonus      Other     Stock     (Shares)(1)   Payouts     Compensation(2)
        -----------------           ----    ------      -----      -----     -----     ---------     -------
                                              ($)        ($)        ($)       ($)          (#)         ($)             ($)
Walter E. Daller, Jr.               2001    410,000    270,000      --         --           --          --            713,258
Chairman, President and CEO;        2000    391,500    240,000      --         --        105,000        --            144,544
Chairman,                           1999    357,000    212,500      --         --           --          --            144,244
Harleysville National Bank
Demetra M. Takes                    2001    239,000     95,000      --         --           --          --             82,564
Vice President;                     2000    225,000     90,000      --         --         53,000        --             62,311
President and CEO,                  1999    190,000     76,000      --         --           --          --             62,011
Harleysville National Bank
Fred C. Reim, Jr.                   2001    145,600     33,500      --         --           --          --             23,163
President and CEO,                  2000    140,000     32,000      --         --         49,000        --              4,200
Security National Bank              1999    128,726     30,000      --         --           --          --              3,862
Clay T. Henry                       2001    135,000     33,750      --         --           --          --              3,505
Sr. Vice President,                 2000    129,800     29,500      --         --         23,000        --              3,894
Harleysville National Bank          1999    124,800     27,500      --         --           --          --              3,744
Thomas D. Oleksa                    2001    140,000     42,000      --         --           --          --             28,816
President and CEO,                  2000    120,000     32,400      --         --         49,000        --             11,100
Citizens National Bank              1999     97,750     26,500      --         --           --          --             10,079

   (1) Options (shares) granted in 2000 have been adjusted to reflect a 100% stock dividend paid August 10, 2001.

             (2)MAJOR COMPONENTS OF ALL OTHER COMPENSATION INCLUDE:


                                        Directors            Supplemental           Harleysville's
                                         Deferred        Executive Retirement           Profit
                                    Compensation Plan             Plan               Sharing Plan
                                    -----------------             ----               ------------
          Walter E. Daller, Jr.
          2001                            6,990                 701,018                  5,250
          2000                            6,990                 132,454                  5,100
          1999                            6,990                 132,454                  4,800
          Demetra M. Takes
          2001                               --                  77,314                  5,250
          2000                               --                  57,211                  5,100
          1999                               --                  57,211                  4,800
          Fred C. Reim, Jr.
          2001                               --                  18,795                  4,368
          2000                               --                      --                  4,200
          1999                               --                      --                  3,862
          Clay T. Henry
          2001                               --                      --                  3,505
          2000                               --                      --                  3,894
          1999                               --                      --                  3,744
          Thomas D. Oleksa
          2001                               --                  24,678                  4,138
          2000                               --                   7,500                  3,600
          1999                               --                   7,500                  2,579

EXECUTIVE COMPENSATION

      In 1998, the corporation and/or The Harleysville National Bank and Trust Company, and/or Security National Bank, and/or Citizens National Bank entered into employment agreements with certain key executives.

      The corporation and The Harleysville National Bank and Trust Company entered into an employment agreement with Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of the corporation and, currently, Chairman of the bank. The agreement is for a term of 5 years. The term renews automatically at the end of the five-year period for an additional three-year term. The employment agreement renews automatically at the end of the three-year extension for additional one-year terms. The corporation and the bank must provide written notice to Mr. Daller of non-renewal prior to the automatic extension dates if they do not want the agreement to automatically renew. The agreement specifies Mr. Daller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

      Under the terms of his employment agreement, Mr. Daller serves as the Chairman, President and Chief Executive Officer of the corporation and Chairman of The Harleysville National Bank and Trust Company. Mr. Daller was entitled to an annual direct salary of $340,000 for 1998 and $357,000 in 1999. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the corporation and the bank may pay a periodic bonus to Mr. Daller. Effective January 1, 1999, Mr. Daller was not entitled to receive director's fees or other compensation for serving on the corporation's and the bank's Boards of Directors or committees. Mr. Daller is also entitled to receive employee benefits made available by The Harleysville National Bank and Trust Company to its employees and to the use of an automobile.

      If the corporation terminates Mr. Daller's employment for cause, then his rights under the agreement terminate as of the effective date of his termination. If Mr. Daller terminates his employment for good reason, then he is entitled to an amount equal to the balance of his "Agreed Compensation" for the then remaining employment period or 2.99 times his "Agreed Compensation," whichever is greater. Mr. Daller's rights under the agreement terminate automatically upon his disability; except, however, that Mr. Daller will receive an amount equal to and no greater than 70% of his "Agreed Compensation" until the earliest to occur of his return to work, his attainment of age 65 or his death. Mr. Daller's rights under the agreement terminate upon his death and the corporation and The Harleysville National Bank and Trust Company will pay 2.99 times his annual base salary to his designated beneficiary. If Mr. Daller retires prior to the expiration of the agreement, the corporation and the bank will pay Mr. Daller a lump sum of 1.5 times his "Agreed Compensation." If Mr. Daller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to no greater than 2.99 times his "Agreed Compensation." In addition, Mr. Daller has certain rights to continuation of his life, disability, medical insurance, and other normal health and welfare benefits.

      In 1998, the corporation also entered into employment agreements with:

      - Demetra M. Takes, President and Chief Executive Officer, The Harleysville National Bank and Trust Company

      - Vernon L. Hunsberger, Chief Financial Officer and Cashier, The Harleysville National Bank and Trust Company

      - Fred C. Reim, Jr., President and Chief Executive Officer, Security National Bank

      - Thomas D. Oleksa, President and Chief Executive Officer, Citizens National Bank

             These employment agreements are similar to Walter E. Daller, Jr.'s agreement, except that the term is for 3 years and renews automatically at the end of the three-year period for additional one-year terms.

OPTION GRANTS

        There were no stock options granted to executive officers during the fiscal year ended December 31, 2001.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The table below shows information about all exercises of stock options by the named officers during the last fiscal year as well as the fiscal year-end option values for each named executive officer under the 1993 Stock Incentive Plan and under the 1998 Stock Incentive Plan and held by them at December 31, 2001. The options and information shown in the table have been adjusted to reflect a 100% stock dividend, paid on August 10, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                                         Number of Securities         Value of Unexercised
                                          Shares                        Underlying Unexercised            In-the-money
                                         Acquired                             Options/at                   Options/at
Name and                                    on            Value                 FY-End                     FY-End (1)
Principal Position                       Exercise       Realized      Exercisable/Unexercisable    Exercisable/Unexercisable
------------------                       ---------      ---------     -------------------------    -------------------------
                                            (#)            ($)                  (#)(2)                        ($)
Walter E. Daller, Jr.                         --              --            120,711/5,237              1,148,003/40,718
Chairman, President and CEO;
Chairman,
Harleysville National Bank

Demetra M. Takes                              --              --            21,626/42,400               189,289/414,248
Vice President;
President and CEO,
Harleysville National Bank

Fred C. Reim, Jr.                          7,830          66,048            16,826/39,200               150,373/382,984
President and CEO,
Security National Bank

Clay T. Henry                              4,600          47,822             3,969/21,047                17,007/191,110
Sr. Vice President,
Harleysville National Bank

Thomas D. Oleksa                              --              --            20,826/39,200               181,473/382,984
President and CEO,
Citizens National Bank

(1) Market value of underlying securities based on the average of the closing bid and ask prices of the corporation's common shares as quoted on NASDAQ Online on the last trading day of year 2001, December 31, 2001, minus the exercise price.

(2) Includes shares granted under the 1993 Stock Incentive Plan and the 1998 Stock Incentive Plan.

PENSION PLAN

      The corporation maintains a non-contributory funded pension plan for all full-time employees of its banking subsidiaries over age 21, who have completed 1 year of service. Annual benefits to eligible retired employees at age 65 or, if later, the 5th anniversary of the first day of the plan year in which they began to participate in the plan, are provided according to the following formula:

      The product of (A) and (B), where

      (A)   is the sum of:

            (i)   .65% of average compensation, plus

            (ii) .60%, (.56% or .52% for participants whose social security retirement age is 66 or 67, respectively) of average compensation above the covered compensation level of an individual attaining the social security retirement age in the current plan year; and

      (B) is the participant's years of service as of his normal retirement date, but not in excess of 25 years.

      Average compensation is the average of the highest 5 consecutive salaries, excluding bonuses, during the last 10 years of employment. Compensation for pension purposes is limited to $170,000 (for calendar years 1999, 1998, and 1997 the compensation limit was $160,000; for 1996 and earlier, the compensation limit was $150,000) as required under federal pension law. Total contributions by Harleysville to the pension plan for the years ending December 31, 2001, 2000, and 1999 were $467,623, $0, and $0, respectively.

      The following table shows the estimated annual retirement benefit payable according to the pension plan to an officer currently age 65 for his lifetime. The table does not reflect any limitations on benefits to participants that may apply under the Internal Revenue Code. Benefits listed in the table below are integrated with Social Security.

   Average
   Annual        10 Years      15 Years      20 Years      25 Years    30 Years
  Earnings      of Service    of Service    of Service    of Service   of Service
  --------      ----------    ----------    ----------    ----------   -----------
  $ 75,000        $ 7,143       $10,715       $14,286       $17,858     $17,858
   100,000         10,268        15,402        20,536        25,670      25,670
   125,000         13,393        20,090        26,786        33,483      33,483
   150,000         16,518        24,777        33,036        41,295      41,295
   170,000         19,018        28,527        38,036        47,545      47,545

      Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation, has 25 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2001, is $164,000.

      Demetra M. Takes, President and Chief Executive Officer of The Harleysville National Bank and Trust Company, has 25 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2001, is $163,600.

      Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank, has 8 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2001, is $128,036.

      Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, has 4 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2001, is $129,867.

      Thomas D. Oleksa, President and Chief Executive Officer of Citizens National Bank, has 11 years of credited service under the pension plan. Average salary, upon which benefits would be calculated at December 31, 2001, is $103,925.

401(k) PLAN

      The corporation maintains a 401(k) plan. It is a tax-exempt profit-sharing plan, qualified under 401(k) of the Internal Revenue Code. All employees are eligible to participate on the first day of the calendar quarter following six months of service, if they are 21 years of age, and they may contribute a maximum of 20% of their salary on a pre-tax basis, with a 50% employer match, up to a maximum of 3% of salary. The funds in the 401(k) plan are managed by an independent investment manager. Distributions are made upon normal retirement at age 65, early retirement at age 55 with a minimum of 15 years of service, or upon disability, death, termination or hardship. A participant may elect distributions in a lump sum, in installments or as an annuity for life.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR WALTER E. DALLER, JR.

      The Harleysville National Bank and Trust Company maintains a Supplemental Executive Retirement Plan for Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation. The plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to 70% of his annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of 10 years. There is a pre-retirement death benefit, payable for 10 years, of 100% of the annual base salary for the first year, and 70% of the annual base salary for the next 9 years.

      The following table shows the estimated annual retirement benefit payable according to the Supplemental Executive Retirement Plan to Walter E. Daller, Jr. under the Plan:

Base Salary      Year 1      Year 2      Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9     Year 10
-----------      ------      ------      ------     ------     ------     ------     ------     ------     ------     -------
  $100,000      $ 70,000    $ 70,000    $ 70,000   $ 70,000   $ 70,000   $ 70,000   $ 70,000   $ 70,000   $ 70,000   $ 70,000
   125,000        87,500      87,500      87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500
   150,000       105,000     105,000     105,000    105,000    105,000    105,000    105,000    105,000    105,000    105,000
   175,000       122,500     122,500     122,500    122,500    122,500    122,500    122,500    122,500    122,500    122,500
   200,000       140,000     140,000     140,000    140,000    140,000    140,000    140,000    140,000    140,000    140,000
   225,000       157,500     157,500     157,500    157,500    157,500    157,500    157,500    157,500    157,500    157,500
   250,000       175,000     175,000     175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000
   275,000       192,500     192,500     192,500    192,500    192,500    192,500    192,500    192,500    192,500    192,500
   300,000       210,000     210,000     210,000    210,000    210,000    210,000    210,000    210,000    210,000    210,000
   325,000       227,500     227,500     227,500    227,500    227,500    227,500    227,500    227,500    227,500    227,500
   350,000       245,000     245,000     245,000    245,000    245,000    245,000    245,000    245,000    245,000    245,000
   375,000       262,500     262,500     262,500    262,500    262,500    262,500    262,500    262,500    262,500    262,500
   400,000       280,000     280,000     280,000    280,000    280,000    280,000    280,000    280,000    280,000    280,000
   425,000       297,500     297,500     297,500    297,500    297,500    297,500    297,500    297,500    297,500    297,500

      Salary upon which benefits would be calculated at December 31, 2001, under the Supplemental Executive Retirement Plan is $410,000 for Walter E. Daller, Jr., Chairman, President and Chief Executive Officer of Harleysville National Corporation and Chairman of The Harleysville National Bank and Trust Company; credited coverage under the plan is 22 years.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      The Harleysville National Bank and Trust Company maintains a Supplemental Executive Retirement Plan for certain officers and key employees of the banking subsidiaries. The plan provides for payment to the covered employee of an annual supplemental retirement benefit equal to 50% of their annual base salary upon retirement, thereafter offset by the employer's share of social security, defined benefit pension and available employer's 401(k) matching contribution. There is a lifetime payout in retirement benefits with a minimum payout of 10 years. There is a pre-retirement death benefit, payable for 10 years, of 100% of the annual base salary for the first year, and 50% of the annual base salary for the next 9 years.

      The following table shows the estimated annual retirement benefit payable according to the Supplemental Executive Retirement Plan to an employee covered under the Plan:

Base Salary      Year 1      Year 2      Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9     Year 10
-----------      ------      ------      ------     ------     ------     ------     ------     ------     ------     -------
  $100,000      $ 50,000    $ 50,000    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
   125,000        62,500      62,500      62,500     62,500     62,500     62,500     62,500     62,500     62,500     62,500
   150,000        75,000      75,000      75,000     75,000     75,000     75,000     75,000     75,000     75,000     75,000
   175,000        87,500      87,500      87,500     87,500     87,500     87,500     87,500     87,500     87,500     87,500
   200,000       100,000     100,000     100,000    100,000    100,000    100,000    100,000    100,000    100,000    100,000
   225,000       112,500     112,500     112,500    112,500    112,500    112,500    112,500    112,500    112,500    112,500
   250,000       125,000     125,000     125,000    125,000    125,000    125,000    125,000    125,000    125,000    125,000
   275,000       137,500     137,500     137,500    137,500    137,500    137,500    137,500    137,500    137,500    137,500
   300,000       150,000     150,000     150,000    150,000    150,000    150,000    150,000    150,000    150,000    150,000
   325,000       162,500     162,500     162,500    162,500    162,500    162,500    162,500    162,500    162,500    162,500
   350,000       175,000     175,000     175,000    175,000    175,000    175,000    175,000    175,000    175,000    175,000
   375,000       187,500     187,500     187,500    187,500    187,500    187,500    187,500    187,500    187,500    187,500
   400,000       200,000     200,000     200,000    200,000    200,000    200,000    200,000    200,000    200,000    200,000
   425,000       212,500     212,500     212,500    212,500    212,500    212,500    212,500    212,500    212,500    212,500

      Salary upon which benefits would be calculated at December 31, 2001, under the Supplemental Executive Retirement Plan is $239,000 for Demetra M. Takes, Vice President of Harleysville National Corporation and President and Chief Executive Officer of The Harleysville National Bank and Trust Company; credited coverage under the plan is 11 years.

      Salary upon which benefits would be calculated at December 31, 2001, under the Supplemental Executive Retirement Plan is $145,600 for Fred C. Reim, Jr., President and Chief Executive Officer of Security National Bank; credited coverage under the plan is 8 years.

      Clay T. Henry, Senior Vice President of The Harleysville National Bank and Trust Company, may become eligible to participate in the plan following 5 years of service.

      Salary upon which benefits would be calculated at December 31, 2001, under the Supplemental Executive Retirement Plan is $140,000 for Thomas D. Oleksa, President and Chief Executive Officer of Citizens National Bank; credited coverage under the plan is 10 years.

1998 STOCK INCENTIVE PLAN

      The corporation maintains the 1998 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

      A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. There are 214,876 stock options available for grant under the 1998 Stock Incentive Plan. The options available have been adjusted to reflect a 100% stock dividend paid by the corporation on August 10, 2001. During 2001, there were no stock options granted under this plan. During 2001, there were 15,400 options exercised under this plan.

1993 STOCK INCENTIVE PLAN

      The corporation maintains the 1993 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation. The plan provides that shares of our common stock be issued to certain employees of the corporation and banking subsidiaries.

      A disinterested committee of the corporation's Board of Directors administers the plan. Awards can be made in the form of incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock as the disinterested committee deems appropriate. There are 6,428 stock options available for grant under the 1993 Stock Incentive Plan. During 2001, there were no stock options granted under this plan. The shares granted under this plan have been adjusted to reflect a 100% stock dividend paid by the corporation on August 10, 2001. During 2001, there were 39,851 options exercised under this plan.

HARLEYSVILLE NATIONAL CORPORATION STOCK BONUS PLAN

      The corporation maintains the Harleysville National Corporation Stock Bonus Plan to recognize employees who have:

      -     a strong interest in the successful operation of the business;

      -     loyalty to the corporation and banking subsidiaries; and

      -     visible evidence of increased efficiency.

      The Stock Bonus Plan is administered by the Compensation Committee of the corporation. The committee annually determines, in its sole discretion, the amount of shares the corporation awards.

      The corporation awarded 620 shares at the annual employee awards meeting on April 18, 2001, to certain employees for exemplary service throughout 2000. As of December 31, 2001, a total of 16,204 shares remained available for awards under the plan. The shares authorized and awarded under this plan have been adjusted to reflect a 100% stock dividend paid by the corporation on August 10, 2001.


                      REPORT OF THE COMPENSATION COMMITTEE

      The Board of Directors of the corporation is responsible for governance of the corporation and its banking subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of our shareholders, customers and the communities served by the corporation and its banking subsidiaries. To accomplish the strategic goals and objectives of the corporation, the Board of Directors employs competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The wholly-owned banking subsidiaries of the corporation provide compensation to the respective employees of the corporation and its banking subsidiaries.

      The basic philosophy of the corporation's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation committee, comprised of 2 outside directors whose names appear at the end of this report, administers the compensation program. The objectives of the committee are to establish:

      - a fair compensation policy to govern executive officers' base salaries, and

      - incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the corporation.

      Management believes that this will result in:

      -     improved profitability;

      -     increased dividends to our shareholders; and

      - subsequent appreciation in the market value of shares of the corporation's common stock.

      Annually, the Board of Directors reviews and approves the compensation of the corporation's and its banking subsidiaries' top executives. The top executives, whose compensation is determined by the committee, include the chief executive officer, the president, executive vice presidents and all senior vice presidents. As a guideline for review in determining appropriate compensation, the committee considers:

      -     various resource materials, and

      - the corporation's earnings and overall performance relative to various peer groups both in the short term and long term.

         This peer group of banks with assets over $1 billion is different than the peer group used for the Shareholder Return Performance Graph. The principal resources used for peer group comparisons are:

         - 2001 edition of the annual SNL Executive Compensation Review of Commercial Banks, and

         - 2001 edition of the L. R. Webber Associates Salary/Benefits Survey of the Pennsylvania Financial Services Industry.

The peer group on the "Shareholder Return Performance Graph" includes bank holding companies and banks listed on NASDAQ that may not be located in Pennsylvania.

         The compensation committee does not deem Section 162 (m) of the Internal Revenue Code to be applicable to the corporation at this time. The compensation committee intends to monitor the future application of Section 162
(m) of the Internal Revenue Code to the compensation paid to its executives, officers and, in the event that this section becomes applicable, the compensation committee intends to amend the corporation's compensation plans to preserve the deductibility of compensation payable under the plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Board of Directors has determined that the compensation of the chief executive officer, as increased by 4.73% over 2001 compensation of $391,500, is appropriate in light of the following 2001 performance accomplishments as of September 30, 2001:

         For The Harleysville National Bank and Trust Company:

         -        a 6.4% increase in net income

         -        a 19.3% return on equity

         -        a 16.3% increase in assets

         -        a 1.4% return on assets

         For Harleysville National Corporation:

         -        a 14.3% increase in shareholder dividends

         There is, however, no direct correlation between the chief executive officer's compensation, the chief executive officer's increase in compensation and any of the above criteria, nor is there any specific weight given by the committee to any of the above individual criteria. The increase in the chief executive officer's compensation is based on the committee's subjective determination after review of all information, including the above, that it deems relevant.

EXECUTIVE OFFICERS

         The Board of Directors has established that the compensation of the executive officers of the corporation and its banking subsidiaries will increase by 6.1% over 2001 compensation of $2,029,350 in the aggregate. Compensation increases were determined by the committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by:

         -        earnings

         -        revenues

         -        return on assets

         -        return on equity

         -        market share

         -        total assets

         -        non-performing loans

         Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, as it deems relevant.

         In addition to base salary, executive officers of the corporation and its banking subsidiaries may participate currently in the following annual and long-term incentive plans:

         -        Pension Plan

         -        401(k) Plan

         -        Non-qualified Supplemental Retirement Benefit Plan

         -        1993 Stock Incentive Plan

         -        1998 Stock Incentive Plan


         Total compensation opportunities available to the employees of the corporation and its banking subsidiaries are influenced by:

         -        general labor market conditions

         -        the individual's specific responsibilities

         -        the individual's contributions to our success

         Individuals are reviewed annually on a calendar year basis. The corporation strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.


                                            COMPENSATION COMMITTEE
                                            HAROLD A. HERR, CHAIRMAN
                                            THOMAS S. MCCREADY



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2001, no current or former officer or employee of the corporation or of any of its banking subsidiaries served on the compensation committee. In addition, none of the members of the committee had any relationship with the corporation or any of its subsidiaries that would require disclosure under Item 404 of the Securities and Exchange Commission's Regulation S-K relating to insider transactions and indebtedness of management.

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that regard, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

         The committee discussed with the corporation's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The committee held four meetings during fiscal year 2001 in addition to reviewing the quarterly results with the financial auditors prior to press release.

         In reliance in the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2001, and filed with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of Grant Thornton LLP, the corporation's independent auditors, for 2002.


                                            AUDIT COMMITTEE
                                            PALMER E. RETZLAFF, CHAIRMAN
                                            LEEANN B. BERGEY
                                            HENRY M. POLLAK

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         A line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Bank Stocks Index for the period of 5 fiscal years commencing January 1, 1997, and ending December 31, 2001, follows. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
             PERFORMANCE GRAPH FOR HARLEYSVILLE NATIONAL CORPORATION



   Date        Company Index     Market Index      Peer Index
12/31/1996        100.000           100.000          100.000
01/31/1997        102.062           107.094          105.562
02/28/1997        105.155           101.168          111.522
03/31/1997        115.320            94.570          107.488
04/30/1997        114.281            97.518          109.901
05/30/1997        125.709           108.561          116.763
06/30/1997        140.672           111.899          125.072
07/31/1997        149.464           123.689          134.670
08/29/1997        149.464           123.505          133.576
09/30/1997        171.465           130.824          147.502
10/31/1997        168.146           124.008          148.105
11/28/1997        163.168           124.663          153.871
12/31/1997        187.069           122.477          167.405
01/30/1998        175.934           126.359          160.076
02/27/1998        191.523           138.232          168.894
03/31/1998        192.604           143.342          176.964
04/30/1998        188.685           145.766          179.210
05/29/1998        182.526           137.668          173.109
06/30/1998        191.456           147.283          173.478
07/31/1998        182.446           145.558          168.289
08/31/1998        159.922           116.697          137.054
09/30/1998        170.097           132.887          146.432
10/30/1998        158.757           138.725          157.041
11/30/1998        166.695           152.826          161.993
12/31/1998        178.073           172.681          166.329
01/29/1999        160.950           197.743          162.210
02/26/1999        162.092           180.035          160.802
03/31/1999        164.437           193.655          159.596
04/30/1999        160.988           199.893          171.328
05/28/1999        160.700           194.354          168.549
06/30/1999        165.659           211.833          171.348
07/30/1999        165.659           208.014          166.376
08/31/1999        162.473           216.809          160.142
09/30/1999        169.155           217.106          155.938
10/29/1999        163.639           234.509          168.360
11/30/1999        159.349           263.036          165.936
12/31/1999        160.922           320.894          159.889
01/31/2000        143.592           309.045          150.128
02/29/2000        143.283           367.842          135.298
03/31/2000        135.859           360.251          144.417
04/28/2000        146.502           303.006          140.469
05/31/2000        148.381           266.454          147.321
06/30/2000        165.514           313.241          140.495
07/31/2000        157.933           296.262          146.322
08/31/2000        152.248           331.282          157.039
09/29/2000        154.106           288.245          167.138
10/31/2000        156.978           264.572          164.979
11/30/2000        145.491           203.838          166.148
12/29/2000        179.036           193.012          182.377
01/31/2001        196.779           216.423          183.426
02/28/2001        190.580           167.556          178.010
03/30/2001        195.133           144.076          174.671
04/30/2001        198.775           165.571          178.415
05/31/2001        204.916           165.371          186.151
06/29/2001        242.512           169.811          194.890
07/31/2001        236.220           159.009          199.779
08/31/2001        248.688           141.685          191.909
09/28/2001        226.944           117.812          189.548
10/31/2001        225.888           132.925          181.428
11/30/2001        255.253           151.849          190.266
12/31/2001        250.571           153.153          197.436

CERTAIN TRANSACTIONS

         There have been no material transactions between any director or executive officer of the corporation or any of their associates and the corporation, nor are any such material transactions proposed. The corporation has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of the corporation and its banking subsidiaries and their associates on comparable terms and with similar interest rates as those prevailing, from time to time, for other customers of its banking subsidiaries. Total loans outstanding from the corporation at December 31, 2001, to the corporation's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $16,482,513, or approximately 8.7% of the total equity capital of the corporation. Loans to such persons were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Total interest paid by the banks during 2001 on deposits held by such persons was $313,648.

COMPLIANCE WITH SECTION 16(a) REPORTING

         The rules of the Securities and Exchange Commission require that the corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and executive officers. To the best of the corporation's knowledge, there were no late filings during 2001.

INDEPENDENT AUDITORS

         Grant Thornton LLP, Certified Public Accountants, of Philadelphia, Pennsylvania, served as Harleysville National Corporation's independent auditors for the 2001 fiscal year. Grant Thornton LLP assisted the corporation and its subsidiaries with:

         -        preparation of federal and state tax returns, and

         -        assistance in connection with regulatory matters,

charging the banking subsidiaries for such service at its customary hourly billing rates. Aggregate fees billed to Harleysville National Corporation and subsidiaries by the independent accountants for services rendered during the fiscal year ending December 31, 2001, were as follows:

         -      Audit Fees:                                             $158,700

         -      Financial Information Systems
                 Design and Implementation Fees:                        $      0

         -      All Other Fees:                                         $      0

These services were approved by the corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors.

         Grant Thornton LLP has advised the corporation that none of its members has any financial interest in Harleysville National Corporation. The Board of Directors of Harleysville National Corporation has appointed Grant Thornton LLP, Certified Public Accountants, as the corporation's auditors for the fiscal year ending December 31, 2002.

ELECTRONIC DISTRIBUTION

         You may choose to receive future distributions of Harleysville's material (quarterly reports, proxy statements, annual reports, etc.) via E-MAIL. Registered shareholders may go to website www.InvestPower.com to enroll. You will be asked to enter the company number and your ten digit account number. If your shares are held by a broker, please follow the broker instructions to receive Harleysville's material electronically or you may go to www.hncbank.com, select Investor Information, then click on "E-Mail Notification" from the list at the top of the page. After appropriately completing and submitting the form, you will be notified each time new information is released and becomes available on this website. You will be able to view the documents by clicking on "Documents" and following instructions, as prompted.

HOUSEHOLDING

         We have adopted a new procedure approved by the SEC called "householding." Under this procedure, multiple shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

         If you wish to continue to receive multiple copies of the proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying us in writing or by telephone at: Harleysville National Corporation, ATTN: Shareholder Services, 483 Main Street, P. O. Box 195, Harleysville, PA 19438-0195 or telephone 800-423-3955. You may opt-out of householding at any time prior to thirty days before the mailing of proxy materials in March of each year by notifying us at the address above.

         If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address or telephone number.

LEGAL PROCEEDINGS

         In the opinion of the management of the corporation, there are no proceedings pending to which the corporation is a party or to which its property is subject, which, if determined adversely to the corporation, would be material in relation to the corporation's undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiaries. In addition, no material proceedings are pending or are known to be threatened or contemplated against the corporation by government authorities.

ANNUAL REPORT

         We enclose a copy of the corporation's annual report for the fiscal year ended December 31, 2001, with this proxy statement. We furnish the annual report for your information only. We have not incorporated the annual report, or any part of the annual report, in this proxy statement. A representative of Grant Thornton LLP will attend the annual meeting and will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders.

SHAREHOLDER PROPOSALS

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for the 2003 Annual Meeting of Shareholders, must deliver the proposal in writing to the Secretary of the corporation at the principal executive offices of Harleysville National Corporation at 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, on or before Friday, November 8, 2002.

ADDITIONAL INFORMATION

         Any shareholder may obtain a copy of Harleysville National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Secretary of the corporation, Harleysville National Corporation, 483 Main Street, P.O. Box 195, Harleysville, Pennsylvania 19438-0195, telephone 215-256-8851.

OTHER MATTERS

         The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but, if any matters are properly presented, persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.


                                        By Order of the Board of Directors,

                                        /s/ Walter E. Daller, Jr.


                                        Walter E. Daller, Jr.
                                        Chairman, President
                                        and Chief Executive Officer




Date:  March 8, 2002

                                    EXHIBIT A

                  RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
            OF HARLEYSVILLE NATIONAL CORPORATION ON FEBRUARY 14, 2002


         WHEREAS, the Board of Directors finds that it is in the best interests of the corporation and its shareholders to increase the number of authorized shares of the corporation's common stock, par value $1.00 per share, from 30,000,000 shares to 75,000,000 shares and to increase the number of authorized shares of the series preferred stock, par value $1.00 per share, from 3,000,000 shares to 8,000,000 shares, in order to provide the corporation with as much flexibility as possible to issue additional shares of common stock and preferred stock for proper corporate purposes, including financing, acquisitions, stock splits, stock dividends, employee incentive plans, and other similar purposes.

         NOW THEREFORE BE IT RESOLVED, that, in accordance with Sections 1911, 1912, and 1914 of the Pennsylvania Business Corporation Law of 1988, as amended, the Board of Directors hereby approves the following proposed amendment to the corporation's Articles of Incorporation and directs that the amendment be submitted to the shareholders of the corporation for their approval and adoption at the 2002 Annual Meeting of Shareholders of the corporation.

         Article 5(a) of the Articles of Incorporation of Harleysville National Corporation is amended and restated to read in full and in its entirety as follows:

         "5.(a) The aggregate number of shares which the corporation shall have authority to issue is seventy-five million (75,000,000) shares of common stock of the par value of one dollar ($1.00) per share (the "Common Stock"), and eight million (8,000,000) shares of series preferred stock of the par value of one dollar ($1.00) per share (the "Preferred Stock")."

         BE IT FURTHER RESOLVED, that after the shareholders approval and adoption of the amendment to the corporation's Articles of Incorporation, proper officers of the corporation are hereby authorized, empowered and directed to execute, deliver and file Articles of Amendment containing the Amended and Restated Articles of Incorporation with the Commonwealth of Pennsylvania, Department of State, Corporation Bureau, and upon such filing said amendment shall be effective.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                    [HARLEYSVILLE NATIONAL CORPORATION LOGO]

                        HARLEYSVILLE NATIONAL CORPORATION

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Gregg J. Wagner, Executive Vice President, Finance and Vernon L. Hunsberger, Senior Vice President and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401, on Tuesday, April 9, 2002, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

     1.   ELECTION OF CLASS D DIRECTORS TO SERVE FOR A FOUR-YEAR TERM

          [ ] FOR all nominees listed below (except as marked to the contrary)

          [ ] WITHHOLD AUTHORITY
              to vote for all nominees listed below

          (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  Walter E. Daller, Jr.         Thomas S. McCready

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS D DIRECTORS LISTED ABOVE.

     2. INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 75,000,000 SHARES AND SERIES PREFERRED STOCK FROM 3,000,000 TO 8,000,000 SHARES.

          [ ] FOR                    [ ] AGAINST                     [ ] ABSTAIN

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON AND SERIES PREFERRED STOCK.


     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.



Signature_____________ (SEAL)     Signature_____________ (SEAL)

                                                       Dated:_____________, 2002


NOTE: WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                        HARLEYSVILLE NATIONAL CORPORATION
                           ANNUAL MEETING -- 9:30 A.M.
                             BREAKFAST -- 8:30 A.M.
                                  APRIL 9, 2002

                FOR YOUR CONVENIENCE - RETAIN FOR YOUR REFERENCE

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 9, 2002 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

Breakfast will be served prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

         PLEASE RETURN YOUR PROXY VOTE IF YOU HAVE NOT ALREADY DONE SO.

IF YOU FIND THAT YOUR PLANS HAVE CHANGED AND YOU WILL BE UNABLE TO JOIN US FOR THE ANNUAL MEETING AND BREAKFAST, KINDLY CALL HARLEYSVILLE NATIONAL CORPORATION'S SHAREHOLDER SERVICES DEPARTMENT AT 215-256-8851 EXT. 2305 AND HELP US ELIMINATE UNNECESSARY CHARGES. THANK YOU.

                       DIRECTIONS TO PRESIDENTIAL CATERERS
                     2910 DEKALB PIKE - NORRISTOWN, PA 19401
                                  610-275-7300

         NOTE TO ALL DRIVERS: There is a traffic island in the middle of the road on Route 202 just in front of Presidential's driveway so you CANNOT make a left turn off Route 202 into the driveway. You MUST enter the driveway with a right turn.
                                     ******

         FROM KING OF PRUSSIA - Take Route 202 North through Norristown to East Norriton. After crossing the intersection at Germantown Pike (Route 422), the driveway to Presidential will be on your right.

         FROM MONTGOMERYVILLE & LANSDALE - Take Route 202 South to East Norriton. Turn Right at Township Line Road (CVS Pharmacy on corner). Go one block and turn left at Swede Road. Proceed to Germantown Pike and turn Left. Second light, Route 202 (DeKalb Pike) turn left. Driveway to Presidential will be on your right.

         FROM PHILADELPHIA - Take Schuylkill Expressway to Plymouth Meeting. Exit Route 476 North to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.

         FROM MAIN LINE - Take Blue Route, 476 North, to Germantown Pike-West Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.

         FROM WILLOW GROVE - Take PA-Turnpike (Route 276) to Norristown Exit. Follow Germantown Pike-West to Route 202 North (DeKalb Pike). Make a Right onto Route 202; driveway to Presidential will be on your right.



                        HARLEYSVILLE NATIONAL CORPORATION

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Gregg J. Wagner, Executive Vice President, Finance and Vernon L. Hunsberger, Senior Vice President and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Harleysville National Corporation (the "Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at Presidential Caterers, 2910 DeKalb Pike, Norristown, PA 19401, on Tuesday, April 9, 2002, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

                              (PLEASE SEE REVERSE)

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                        HARLEYSVILLE NATIONAL CORPORATION

                             TUESDAY, APRIL 9, 2002

                          [PROXY VOTING INSTRUCTIONS]


TO VOTE BY MAIL

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.




TO VOTE BY INTERNET

PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.



  YOUR CONTROL NUMBER IS  [              ]

                          BREAKFAST INVITATION RESPONSE

Harleysville National Corporation will conduct its Annual Meeting of Shareholders on Tuesday, April 9, 2002 at 9:30 a.m. at Presidential Caterers, 2910 DeKalb Pike, Norristown, Pennsylvania 19401.

You are cordially invited to join us for breakfast prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:30 a.m.

Would you be kind enough to help us make appropriate arrangements by filling out and returning this self-addressed, stamped response card?

For your convenience, enclosed are directions to Presidential Caterers.

         Please print
                        ------------------------------------------
         name(s)
                        ------------------------------------------


         ( ) Yes, I will join you for breakfast and the Annual Meeting at Presidential Caterers, Tuesday, April 9, 2002.

                ----------------------------------------------------
                                  BUSINESS REPLY MAIL

                First Class   Permit No. 12   Harleysville, PA 19438
                ----------------------------------------------------

                           POSTAGE WILL BE PAID BY ADDRESSEE


         ATTN:  CORPORATE SECRETARY
         HARLEYSVILLE NATIONAL CORP
         P.O. BOX 195
         HARLEYSVILLE PA 19438-0195